                                                                  EXHIBIT 10.5



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                              AMENDED AND RESTATED
                              --------------------
                 EXCLUSIVE LICENSE AGREEMENT CRF D-416 AND D-520
                 -----------------------------------------------
                 D-913, D-1069, D-1239, D-1258, D-1403, D-1426
                 ---------------------------------------------

          THIS AGREEMENT, executed as of August 12, 1996, amends, restates and supersedes the Exclusive License Agreement CRF D-416 and D-520, D-913, D-1069, D-1239, D-1258, D-1403, D-1426 dated April 5, 1994 (the "Original
     Agreement") by and between the CORNELL RESEARCH FOUNDATION, INC., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York 14850, hereinafter referred to as "FOUNDATION" and TRANSCEND THERAPEUTICS, INC., having offices at 640 Memorial Drive, Cambridge, Massachusetts 02139, hereinafter referred to as "LICENSEE." This Agreement (i) shall be retroactively effective as of April 6, 1994, (ii) is executed for administrative convenience to avoid the requirement of certain exhibits attached to the Original Agreement, and (iii) is subject to agreements executed by FOUNDATION and LICENSEE subsequent to April 6, 1994, including but not limited to the Letter Agreement dated October 5, 1995 between FOUNDATION and LICENSEE.


                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -
          WHEREAS, United States Patent No. 4,710,489, entitled "Glutathione Delivery System," was issued on December 1, 1987;

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          WHEREAS, United States Patent No. 4,784,685, entitled "Glutathione
     Delivery System," was issued on November 15, 1988;

          WHEREAS, United States Patent No. 4,879,370, entitled "Glutathione Delivery System," was issued on November 7, 1989;

          WHEREAS, a United States patent application entitled
     *********************************************, as filed in the U.S. Patent and Trademark Office on ****************;

          WHEREAS, a United States patent application entitled
     *************************************, was filed in the U.S. Patent and
     Trademark Office on **************;

          WHEREAS, Japanese Patent No. 1,592,957 was issued on July 11, 1989;

          WHEREAS, the above group of patents and patent applications is hereinafter referred to as the "Glutathione Technology" and includes all the patents and patent applications presently owned by FOUNDATION that are necessary to practice the inventions that comprise Glutathione Technology as well as all patents and patent applications that name Alton Meister as an inventor and relate to Glutathione Technology;

          WHEREAS, United States Patent No. 4,335,210, entitled "Method of Producing L-Cysteine," was issued on July 15, 1992;

          WHEREAS, United States Patent No. 4,434,158 entitled "Cysteine Delivery System," was issued on February 28, 1984;

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          WHEREAS, United States Patent No. 4,647,571, entitled "Cysteine
     Delivery Composition," was issued on March 3, 1987;

          WHEREAS, United States Patent No. 4,665,082 entitled "Cysteine Delivery System," was issued on May 12, 1987;

          WHEREAS, United States Patent No. 4,438,124 entitled "Cysteine Delivery System," was issued in March 20, 1984;

          WHEREAS, counterpart European Patent No. 0057942 and Canadian Patent 1,167,766, have issued;

          WHEREAS, the immediately-above group of patents is hereinafter referred to as the "Procysteine Technology" and includes all the patents and patent applications presently owned by FOUNDATION that are necessary to practice the inventions that comprise Procysteine Technology as well as all patents and patent applications that name Alton Meister as an inventor an relate to Procysteine Technology;

          WHEREAS, a United States patent application entitled
     ***************************************************************, was filed in the U.S. Patent and Trademark Office on ************;

          WHEREAS, a United States patent application entitled ****** ******************************************************* **********, was
     filed in the U.S. Patent and Trademark Office on *************;

          WHEREAS, a United States patent application entitled
     *************************************************, was filed in the U.S.
     Patent and Trademark Office on *************;

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          WHEREAS, a patent application is presently being prepared related to
     *************************************************************************
     ********************************************;

          WHEREAS, a PCT application equivalent to U.S. Serial No. 07/862,525, was filed on July 9, 1993;

          WHEREAS, the immediately-above group of patent applications is hereinafter referred to as the "Gene Technology";

          WHEREAS, the invention or inventions disclosed and claimed in the above-listed patents and patent applications are assigned to FOUNDATION and FOUNDATION is a wholly owned subsidiary corporation of Cornell University having as one of its principal purposes the holding of ownership interests of patents issued on inventions made by Cornell University's staff and the administration of licenses in pursuance thereof in a manner consistent with the patent policy of Cornell University;

          WHEREAS, FOUNDATION represents that it is assignee of the above-listed patents and patent applications and any patents issuing thereon, and has the right to grant exclusive worldwide licenses under said patents, it being pointed out however with respect to U.S. Serial No. SN 07/862,525, FOUNDATION is the joint assignee thereof with Fox Chase Cancer Center (hereinafter "Fox");

          WHEREAS, FOUNDATION represents that it can grant licenses under U.S. Serial No. 07/862,525 to LICENSEE without LICENSEE incurring any obligations or liability to Fox;

          WHEREAS, the work leading to the inventions disclosed and claimed in above-identified patents and patent applications was supported in part by an agency of the U.S. Government, FOUNDATION is obligated to comply with the U.S. Office of Management and Budget Circular No. A-124;

          WHEREAS, FOUNDATION is not aware of any patent or patent application that it owns, controls, or is licensed under with the right to sublicense that is necessary to manufacture, sell, or use any product that falls within the scope of any of the patents or patent applications that comprise Glutathione Technology or Procysteine Technology;

          WHEREAS, LICENSEE is desirous of securing an exclusive worldwide license under the discoveries and inventions embodied in said patents and patent applications and patents issuing therein to make, use and sell products;

          WHEREAS, FOUNDATION is willing to grant an exclusive worldwide license in said patents and patent applications and any patents issuing thereon to LICENSEE upon the terms and conditions hereinafter set forth;

          WHEREAS, LICENSEE holds the complete LICENSEE'S interest in two prior license agreements entitled respectively "Exclusive License Agreement D-416" and "Exclusive License Agreement D-520" both effective July 1, 1989 (hereinafter collectively referred to as "The Prior Agreements"), with the LICENSEE on their face being

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     Baxter International, Inc., and whereas, LICENSEE and FOUNDATION both intend that this agreement will supersede and replace The Prior Agreements;

          NOW, THEREFORE, in consideration of the covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:


                                        I

     DEFINITIONS
     -----------

          The following definitions will apply throughout this

     agreement:

          1. IMPROVEMENTS shall mean any patents or patent applications, other than Licensed Patents or Licensed Patent Applications (as defined below), relating to any Licensed Product or Procysteine Technology, Glutathione Technology, or Gene Technology that is developed during the term of this Agreement, and owned by the FOUNDATION, which is not committed to a third party by law or prior research agreement.

          2. LICENSED PATENT APPLICATIONS shall mean U.S. Patent applications S/N's *********************************************************
               ***** as well as the patent application to be filed on ******** *********************** and any continuation, continuation-in-part, or divisional applications thereof, as well as foreign counterparts thereof, if any.

          3. LICENSED KNOW HOW shall mean any proprietary right other than a patent or patent application owned by, controlled by, or licensed to FOUNDATION with right to sublicense that relates to Procysteine Technology, Glutathione Technology, or Gene Technology.

          4. LICENSED PATENTS shall mean U.S. Patents 4,710,489; 4,784,685; 4,879,370; 4,335,210; 4,434,158; 4,438,124; 4,647,571 and
               4,665,082 and European Patent No. 0057942, Canadian Patent No. 1,167,766, and Japanese Patent No. 1,592,957 and any patents issuing on a Licensed Patent Application and all reissues thereof, as well as foreign counterparts to a Licensed Patent or Licensed Patent Application.

          5. LICENSED PRODUCTS shall mean a product that would infringe a valid Licensed Patent in the country it is manufactured, used, or sold but for the licenses granted herein.

          6. LICENSE YEAR shall mean each twelve (12) month period beginning on the effective date of this Agreement first written above and thereafter on the anniversary date thereof.

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          7.   LICENSEE shall mean the above named company and any of its affiliates in which it owns or controls at least 50 percent of the voting stock or in the case of a partnership or other entity 50% of the interests in profits or capital of the entity.

          8. NET SALES PRICE shall mean the gross amount of money billed by LICENSEE to its customers on sale or use of Licensed Products subsequent to the effective date of this Agreement,
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************
               **************************************************************

          9. REDUCTION TO PRACTICE shall mean that the applicable invention is in such a form as to render it capable of practical and successful use. For a method of treatment or pharmaceutical invention, this requires the demonstration of in vivo efficacy.


                                       II

     GRANT
     -----

          Subject only to the rights of and obligations to the U.S. Government as set forth in OMB Circular No. A-124 and 37 CFR Part

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                        ASTERISKS DENOTE SUCH OMISSIONS.


     401, and existing in Law, and except for application Serial No. **********, the FOUNDATION hereby grants to the LICENSEE for the term set forth below and under the royalty basis set forth herein, an exclusive worldwide license to the Licensed Patents and Licensed Applications including the right to make, have made, use and/or sell Licensed Products. With respect to application Serial No. **********, the FOUNDATION hereby grants to the LICENSEE for the term set forth below and under the royalty basis set forth herein, a non-exclusive worldwide license to that application and any patent issuing therefrom including the right to make, have made, use and/or sell Licensed Products. The period of the license in each country shall be coextensive with the enforceable life of the patent in that country. Additionally, FOUNDATION grants to LICENSEE a royalty free non-exclusive license to Licensed Know How.


                                       III

     EQUITY AS CONSIDERATION FOR THE EXECUTION OF THIS AGREEMENT
     -----------------------------------------------------------

          Provided that FOUNDATION'S equity position is approved in writing by the Executive Committee of FOUNDATION'S Board of Directors and that the interaction with LICENSEE of all Cornell University Employees, if any, who have an interest in LICENSEE, is approved in writing by the Dean of the Cornell University Medical College, FOUNDATION at its option will receive from LICENSEE, as consideration for entering into this Agreement an equity position

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     in LICENSEE that is 175,127 shares of the common stock of LICENSEE.

          At FOUNDATION'S sole option, should said approval of the Dean and Board not be obtained in writing six months from the effective date of this Agreement, FOUNDATION and LICENSEE will negotiate in good faith to determine a monetary equivalent of equity position referred to above, which equivalent shall be granted by LICENSEE to FOUNDATION.

          In addition, LICENSEE will provide, over a three (3) year period from the Effective Date of this Agreement, *********** in cumulative funding for Dr. Mary Anderson and/or Dr. Alton Meister laboratories for research in the areas of the subject matter of Licensed patents and Licensed Patent Applications pursuant to the Research Agreement attached hereto as Exhibit
     A. In exchange for supporting such research, LICENSEE shall receive an exclusive worldwide license to any patentable invention that results from the research and is conceived or reduced to practice during the term of the Research Agreement or one (1) year thereafter for the royalty rate set forth herein. Any patent application filed on such patentable invention shall become a Licensed Patent Application under this Agreement. Additionally, LICENSEE shall receive a royalty free exclusive right to any unpatentable inventions that result from the research and are conceived or Reduced to Practice during the term of the Research Agreement or one (1) year thereafter.

                                       IV

     PAYMENT OF EXISTING PATENTS AND APPLICATIONS RENEWAL FEES AND CONTINUING PROSECUTION COSTS
     ------------------------------------------------------------------------

          Where a Licensed Patent Application is pending in the United States or a foreign country, LICENSEE agrees to pay all reasonable prosecution costs for such Licensed Patent Application incurred after the date of this Agreement and all maintenance fees that become due on Licensed Patents after the date of this Agreement; provided, however, that LICENSEE shall have the right to deduct the costs and fees that are paid by LICENSEE from any royalty that may be due and owing the FOUNDATION. Additionally, LICENSEE shall have the right to not pay or discontinue payment of said prosecution costs and/or maintenance fees upon thirty (30) days written notice to FOUNDATION, in which case said patent application or patent, as the case may be shall no longer be deemed a Licensed Patent Application or Licensed Patent and LICENSEE shall have no further license under such Licensed Patent Application or Licensed Patent.

          FOUNDATION agrees to promptly provide LICENSEE with copies of all Office Actions received from the applicable Patent Office, as well as proposed responses to same for LICENSEE'S comments, before the responses are filed. FOUNDATION shall make reasonable efforts to consider LICENSEE'S comments and revise the proposed response if appropriate.

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                        ASTERISKS DENOTE SUCH OMISSIONS.




          Prior to abandoning or failing to prosecute any Licensed Patent or Licensed Patent Application, FOUNDATION shall advise LICENSEE and provide LICENSEE with the option to assume financial responsibility for such Licensed Patent or Licensed Patent Application. If LICENSEE agrees to assume such financial responsibility, FOUNDATION agrees to transfer all relevant files to LICENSEE and assign such Licensed Patent or Licensed Patent Application to LICENSEE and LICENSEE shall therefore not be obligated to pay royalties under such patent or patent application.



                                        V

     FUTURE FOREIGN PATENTS AND APPLICATIONS AND PAYMENT OF COSTS
     ------------------------------------------------------------

          In the event that after the date of this Agreement an opportunity arises to file counterpart patent applications to the United States Licensed Patent Applications in any foreign country, FOUNDATION shall notify LICENSEE in writing of said opportunity. Within sixty (60) days after receipt of said notice, LICENSEE shall advise FOUNDATION in which foreign countries LICENSEE intends to pay all expenses incurred in the preparation, filing, prosecution, renewal and continuation of the Licensed Patent Applications , including all taxes, official fees and attorney fees ("Foreign Licensed Patent Application Expenses"); however, LICENSEE shall have the right to deduct ******************* of any

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     such Foreign Licensed Patent Application Expenses from any royalties that may be due and owing FOUNDATION under this Agreement. In the event that LICENSEE elects not to pay said Foreign Licensed Patent Application Expenses in any foreign country, and FOUNDATION elects to pay said Foreign Licensed Patent Application Expenses, then and in such foreign country, LICENSEE'S right to the Foreign Licensed Patent or Licensed Patent Application in that foreign country shall become a non-exclusive license. Should LICENSEE agree to pay the Foreign Licensed Patent Application Expenses, FOUNDATION will promptly provide LICENSEE with copies of all communications from the relevant Patent Offices and proposed responses thereto for LICENSEE'S comments prior to filing. FOUNDATION shall make reasonable efforts to consider LICENSEE'S comments and revise the proposed response if appropriate.



                                       VI


     ROYALTIES AND ADVANCE ROYALTIES TO BE PAID DURING THE LICENSE AGREEMENT
     -----------------------------------------------------------------------

          In consideration for the rights granted herein LICENSEE will pay to the FOUNDATION in U.S. dollars a royalty on Net Sales Price of Licensed Products sold by LICENSEE according to the following schedule:
     ************************************** in annual sales, and ***********
     ****************** on all annual sales ****************** annually. In determining annual sales, net sales of Licensed

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                        ASTERISKS DENOTE SUCH OMISSIONS.




     Product in each Technology shall be separately considered and shall not be combined for purposes of the royalty schedule.

          LICENSEE'S obligation to pay royalty upon each such Licensed Product in any country shall cease:

          (i) if the applicable claims in the Licensed Patent in that country are held invalid by an unappealed or unappealable decision of a court of competent jurisdiction, in that country, or

          (ii) upon expiration of the last said Licensed Patent in that country.

          On July 1 of each License Year commencing on the effective date of this Agreement, LICENSEE shall pay FOUNDATION ************************* *********** for each of the Glutathione Technology and the Procysteine Technology (i.e., a combined total of ********** as an advance royalty payment for that License Year and such moneys will be considered as a credit for the royalties due on each respective Technology for that License Year under this Agreement and the royalty reports should reflect the use of such credit. Such provision is to be construed as an annual minimum royalty payment requirement for each Technology and none of the advance royalty payments are refundable or applicable to succeeding License Years. Payment of actual royalties in excess of minimum royalties on one Technology does not remove the obligation to pay minimum royalties on the second Technology.

          No minimum royalty payment is due for Gene Technology.

          FOUNDATION acknowledges the payment due on July 1993 under The Prior Agreements has been paid and the next annual payment is due July 1, 1994.



                                       VII

     ACCOUNTING
     ----------

          LICENSEE will deliver to the FOUNDATION within ninety (90) days after the end of each License Year a report in writing setting forth sales of Licensed Products by Technology (including a negative report if appropriate) and will accompany such report with an appropriate payment of royalty due for such period. LICENSEE will keep accurate records for at least three (3) years, certified by it, showing the information by which LICENSEE arrived at a royalty determination and will permit an auditor appointed and paid for by the FOUNDATION and acceptable to LICENSEE to make such inspection of said records as may be necessary to verify royalty reports made by LICENSEE. However, if such inspection demonstrates that the royalties paid were less than 90% of the royalties due, and LICENSEE'S Net Sales of Licensed Product for the applicable year was $500,000.00 or more than LICENSEE shall reimburse FOUNDATION the reasonable charges charged by the auditor for such inspection.

                                      VIII

     TERM
     ----

          The aforesaid exclusive license under a Licensed Patent Application or Licensed Patent shall last for a period of not to exceed the effective life of the last to expire Licensed Patent. After the last to expire Licensed patent, LICENSEE shall have a royalty free license to all Licensed Know How.


                                       IX

     DUTY OF DILIGENCE
     -----------------

          LICENSEE shall exercise due diligence to effect the introduction of Licensed Product(s) within each Technology group into the commercial market as soon as practical. FOUNDATION acknowledges that the licensees of The Prior Agreements have exercised due diligence under each of The Prior Agreements. LICENSEE agrees to develop and exploit Licensed Product for the duration of the term of this Agreement, or alternatively by the use of sublicensing. LICENSEE further agrees to maintain quality control over Licensed Products and generally attend to proper, safe, fair, lawful and reasonable development and exploitation of the market for Licensed Products. Sublicensees, if any will be held to the same standards as LICENSEE.

          At the end of each licensee year, LICENSEE will provide a report on the progress toward commercialization made within each

     Technology group and a projection of efforts to be made in the coming year. FOUNDATION'S determination of a lack of due diligence must be made in good faith and the written notice must specifically state why FOUNDATION believes LICENSEE has not exercised due diligence. LICENSEE shall have six
     (6) months after written notice to exercise due diligence in the relevant Technology. After the six (6) month period should the FOUNDATION in good faith using reasonable standards determine that due diligence has not been exercised by LICENSEE in the relevant technology, FOUNDATION can upon written notice to LICENSEE convert LICENSEE'S exclusive license to the Licensed Patents and Applications in the relevant Technology to a non-exclusive license. Failure to exercise due diligence in one Technology shall not adversely effect LICENSEE'S exclusive rights in another Technology under this Agreement.



                                        X

     ENFORCEMENT
     -----------

          Upon learning of the infringement of a Licensed Patent by a third party, FOUNDATION shall inform LICENSEE in writing of that fact and shall supply LICENSEE with any evidence available pertaining to the infringement. LICENSEE may at its own expense take whatever steps are necessary to stop any infringement of a Licensed Patent and recover damages therefore, and shall be

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     entitled to retain all damages so recovered except the royalty that would otherwise be due FOUNDATION had the infringing sales been made by LICENSEE under this Agreement. FOUNDATION agrees to cooperate at LICENSEE'S expense to allow LICENSEE to prosecute such action. With respect to royalties otherwise due and payable by it to FOUNDATION, LICENSEE shall have the right to use such royalties to pay for or defray the costs of enforcing said Licensed Patent against the infringement. In withholding royalties to pay for the cost of enforcing said Licensed Patent, LICENSEE shall only be entitled to withhold royalties due to FOUNDATION subsequent to the start of the litigation. During proceedings relating to the enforcement of said Licensed Patent, LICENSEE shall submit semiannual written reports accompanying its royalty reports showing royalties accruing to FOUNDATION and the expenses of enforcing the Licensed Patent against the infringement. Upon termination of all proceedings involving such claims or allegations, LICENSEE shall remit the balance, if any, of the royalties accrued but not yet paid to FOUNDATION. If the withheld royalties have not equalled the expenses of conducting the suit at the termination of all proceedings in the suit, LICENSEE shall be entitled to continue withholding **** of the royalties due until it has recovered all the expenses incurred in conducting the suit.

          If LICENSEE does not undertake within sixty (60) days of notice by FOUNDATION to enforce the Licensed Patent against the infringing party, FOUNDATION shall have the right to take whatever action it deems appropriate at FOUNDATION'S expense. FOUNDATION shall have the right to retain all damages it recovers.

          Where LICENSEE takes action to enforce the Licensed Patent, LICENSEE shall hold FOUNDATION harmless from all claims, counterclaims and the like rising from LICENSEE'S' action.

                                       XI

     ASSIGNMENT
     ----------

          The rights and obligations of the LICENSEE are not assignable except that said rights and obligations may be assigned to its successor to the entire business to which this agreement pertains.

                                       XII

     TERMINATION
     -----------

          The FOUNDATION may terminate this License Agreement for failure of the LICENSEE to make a royalty payment or to comply with [Section]XI or the hold harmless provision on page 21 by giving notice of its intentions to do so six
(6) months before termination. If LICENSEE shall, within the six-month notice period correct the breach, the notice shall have no further effect and this License Agreement shall continue.

          LICENSEE may terminate this License Agreement by giving notice of its intentions to do so six (6) months before termination.

                                      XIII

     SUBLICENSING
     ------------

          LICENSEE may sublicense third parties provided that FOUNDATION is provided with a copy of all sublicense agreements.

          With regard to Glutathione Technology and Procysteine Technology, all such sublicense agreements must insure that FOUNDATION receives the royalty on all Net Sales that would otherwise be due FOUNDATION under this Agreement.

          However, with respect to Gene Technology, LICENSEE shall pay FOUNDATION, instead of the royalty set forth in Section VI, one-third of all financial value received from the sublicensee in consideration for a sublicense agreement related to Gene Technology be it cash or other things of value.

                                       XIV

     FAVORED NATIONS
     ---------------

          If, under Sections V or IX, LICENSEE'S rights to any Licensed Patent Application or Licensed Patent become non-exclusive and the FOUNDATION grants nonexclusive licenses to others under such Licensed Patent Application or Licensed Patent, such licenses will not be granted at a royalty rate which is more favorable than the rate herein granted to LICENSEE unless such more favorable rates are extended to the LICENSEE. This Favored Nations clause does not apply to License agreements which are in settlement of patent litigation.

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                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                                       XV

     RIGHT OF FIRST NEGOTIATION
     --------------------------

          FOUNDATION grants LICENSEE, to the extent not granted under another section or paragraph of this Agreement, a right of first negotiation with respect to any Improvement. LICENSEE shall have an exclusive right to negotiate an agreement with FOUNDATION for any such Improvement for a ******************************************************* to LICENSEE or
     Reduction to Practice of the invention that comprises the Improvement, whichever is later. FOUNDATION will negotiate in good faith such an agreement with LICENSEE during this period.

                                       XVI

     OTHER
     -----

          LICENSEE agrees that it will not use the indicia or names FOUNDATION or of Cornell University or any of their personnel in advertising, promotion, or labeling of Licensed Products without prior written approval of the FOUNDATION. Such approval shall not be unreasonably withheld by FOUNDATION. It is understood, however, that LICENSEE shall be free to disclose the terms and conditions of this Agreement to any third parties including potential investors.

          FOUNDATION makes no representations other than those specified in the WHEREAS clauses. FOUNDATION MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          FOUNDATION by this Agreement makes no representation as to the patentability and/or breadth of the inventions and/or discoveries involved in a Licensed Patent. FOUNDATION by this Agreement makes no representation as to patents now held or which will be held by others in the field of the Licensed Products for a particular purpose.

          LICENSEE agrees to defend, indemnify and hold FOUNDATION harmless from and against all liability, demands, damages, expenses or losses for death, personal injury, illness or property damage arising (a) out of use by LICENSEE or its sublicensees of inventions licensed or information furnished under this Agreement, or (b) out of any use, sale or other disposition by LICENSEE or its sublicensees of products made by use of such inventions or information. As used in this clause, FOUNDATION includes its Trustees, Officers, Agents and Employees, and those of Cornell University, and "LICENSEE" includes its Affiliates, Subsidiaries, Contractors and Sub-Contractors.

          This Agreement shall be interpreted under the Laws of the State of New York.

          Reports, notices and other communications to the FOUNDATION shall be addressed to:

                         H. Walter Haeussler, President
                         CORNELL RESEARCH FOUNDATION, INC.
                         Cornell Business & Technology Park
                         20 Thornwood Drive, Suite 105
                         Ithaca, NY 14850

     and other notices and other communications to the LICENSEE to:

                         Dr. Hector J. Gomez, M.D., Ph.D.
                         TRANSCEND THERAPEUTICS, INC.
                         640 Memorial Drive
                         Cambridge, MA  02139

          IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.

     ATTEST:                            CORNELL RESEARCH FOUNDATION, INC.



     /s/ C. E. Casterline               By: /s/ H. Walter Haeussler
     --------------------------            ------------------------------
                                           H. Walter Haeussler


                                        Title:  President
                                              ---------------------------

                                        Date:   August 12, 1996
                                              ---------------------------


    ATTEST:                             TRANSCEND THERAPEUTICS, INC.



    /s/ C. E. Casterline                By:  /s/ Hector J. Gomez
    ---------------------------            ------------------------------

                                        Title:  President
                                              ---------------------------

                                        Date:   August 12, 1996
                                              ---------------------------

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                                    Exhibit A
                                    ---------

                               RESEARCH AGREEMENT
                               ------------------

     AGREEMENT between

          CORNELL UNIVERSITY, for its Medical College, hereinafter Called "the Medical College," and FREE RADICAL SCIENCES, INC., an Illinois partnership, having offices at 245 First Street, Cambridge, Massachusetts 02142, hereinafter called "FRS".

          The Medical College will undertake the following project:

     1.   Title (protocol number if applicable).

          -------------------

     2. The Scope of Work. The work to be performed is as described in the attached scope of work labeled Attachment "A".

     3. Principal Investigators. The project will be under the supervision of:

          Mary Anderson, M.D., as Principal Investigator, and Alton Meister, M.D., as Co-Principal Investigator.

     4. Period. The period of performance will be from ______, 1994 to ________, 1997.

     5. Payments. The total costs to FRS under the agreement will be *******************************************. The payment schedule will be as follows:

          ******** paid on _________, 1994

          ******** paid on _________, 1995

          ******** paid on _________, 1996

     6. Applicable Law. FRS and the Medical College agree to comply with all applicable local, state, and Federal laws, regulations, and guidelines with respect to the conduct of the study.

     7. Inventions. All inventions, developments, findings and discoveries conceived solely by the Investigators or other employees of the Medical College relating to this Agreement ("Inventions") shall be the property of, and title to reported Inventions will be held by, the Cornell Research Foundation, Inc. (Foundation), the research and technology transfer arm of Cornell University. It is hereby acknowledged that FRS and the Foundation have entered into a License Agreement to which this Research Agreement is attached as Exhibit R. The Foundation hereby grants an exclusive license to any such Inventions to FRS pursuant to the terms of the License Agreement between Foundation and FRS. This grant shall apply to any invention that is developed pursuant to this Research Agreement or with any funding from this Research Agreement, whether such invention is patentable or not, if such invention is conceived or reduced to practice during the term of this Agreement or one (1) year thereafter.

     8. Proprietary Data. The Medical College's acceptance and use of any proprietary data which may be supplied by FRS in the course of this research project shall be subject to the following:

          (a) The date must be marked or designated in writing as proprietary to FRS.

          (b) The Medical College retains the right to refuse to accept any such data which it does not consider to be essential to the completion of the project or which it believes to be improperly designated, or for any reason.

          (c) Where the Medical College does accept such data as proprietary, it agrees to exercise its best efforts not to publish or otherwise reveal the data to others outside the Medical College without the permission of FRS, unless the data has already been published or disclosed publicly by third parties or is required to be disclosed by order of a court of law.

     9. Publications and Copyrights. The Medical College will be free to publish papers dealing with results of research under this Research Agreement, after giving a copy of the paper to FRS and allowing FRS to object to the disclosure of proprietary information, which information will not be disclosed for a period of ninety (90) days or until appropriate patent applications are filed whichever is sooner. FRS will be given full credit and acknowledgment for the support provided to the Medical College in any publication resulting from this research. Original research data will belong to the Medical College. Title to and the right to determine the disposition of any copyrights, or copyrightable material, first produced or composed in the performance of this research, shall remain with the Medical College, provided that the Medical College shall grant to FRS an irrevocable royalty free, non-exclusive right to reproduce, translate, and use all such copyrighted material for its own purposes.

     10. Reports. A final report of the progress of the work shall be made to FRS by the Principal Investigators within three months of completion. The Principal Investigators shall provide FRS with written interim reports at no more often than four-month intervals following initiation of the study as mutually agreed upon by the Principal Investigators and FRS.

     11. Changes. FRS or the Medical College may, at any time, in writing to each other, suggest and by mutual agreement make changes within the general scope of the work, including but not limited to (a) revising or adding to the work or deleting portions thereof, (b) revising the period or schedule of performance, or (c) increasing or decreasing the total cost. Upon receipt of such notice of change and their mutual agreement thereto, the parties shall immediately use their best efforts to take all necessary steps to comply therewith.

     12. On-Site Visits. During normal business hours, FRS representative(s) will be permitted on-site visits for the purposes of monitoring the study and conferring with the Investigators. Additional monitoring activities will include telephone and letter communication.

     13. Use of Drugs and/or Chemicals. If drugs and/or chemicals are supplied by FRS, and if requested by the Medical College, FRS agrees to accept unused portions of drugs and/or chemicals supplied by FRS under this agreement, including the containers in which the drugs and/or chemicals are shipped, provided that said drugs and/or chemicals and containers are properly labeled by the Medical College, upon the return to FRS. Further, for each drug and/or chemical supplied under this agreement, FRS agrees to furnish the Medical College with sufficient information to permit reasonable interpretation of the results obtained in the investigations described herein, and to identify precautions needed to help protect the health and safety of personnel using the drugs and/or chemicals. FRS agrees to indemnify the Medical College, its officers, trustees, agents, and employees, and hold them harmless from any and all injury, illness, death, property damage, claim, lawsuit, judgment thereon, or cause of action which results either in whole or in part from the use of the drugs and/or chemicals if such use was pursuant to FRS's directions or reasonable under the circumstances.

     14. Indemnification. FRS shall defend, indemnify and hold harmless the Medical College, its officers, trustees, employees and agents from and against all claims, liabilities, losses, damages, costs or expenses of any kind (including attorneys' fees) which may arise as a result of injuries caused solely by the negligence of FRS. The party to be indemnified shall notify FRS within ten (10) days of receipt of such claim and shall cooperation in the defense of the claim.

     15. Notices. All communications, reports, and notices required or permitted hereunder shall be deemed sufficiently given if in writing and personally delivered or sent by registered mail, postage prepaid, return receipt requested, addressed to the parties as follows or at such other address as a party shall have given notice of pursuant hereto:

          If to the Medical College:

                   Associate Dean for Research and Sponsored Programs Cornell University Medical College
                   1300 York Avenue, Room A-131
                   New York, NY  10021

          If to FRS:

                   Gary W. Pace, Ph.D.
                   FREE RADICAL SCIENCES, INC.
                   245 First Street
                   Cambridge, MA  02142

     16. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York.

     17.  General Provisions.

          (a) This Agreement shall be binding upon, and inure to the benefit of the parties and their successors and assigns.

          (b) All rights under this Agreement shall be assignable by a party only with the written consent of the other, except that FRS may assign this Agreement in whole or in part to any subsidiary or to any entity that owns at least 50% of FRS's ownership interest.

          The respective parties have executed this Agreement on the dates indicated below:


         CORNELL UNIVERSITY FOR ITS         FREE RADICAL SCIENCES, INC.
         MEDICAL COLLEGE

         --------------------------         --------------------------
         Medical College Official


         --------------------------         --------------------------
         Typed Name                         Typed Name


         --------------------------         --------------------------
         Title                              Title


         -------------------------          --------------------------
         Date                               Date


         CORNELL RESEARCH FOUNDATION, INC.

         ---------------------------

         ---------------------------
         Typed Name

         ---------------------------
         Title

         ---------------------------
         Date

         We agree to act as Principal
         Investigator for the project
         described above:

         --------------------------         ---------------------------
         Principal Investigator             Co-Principal Investigator
         Mary Anderson, M.D.                Alton Meister, M.D.
                                            Chairman and Israel Rogosin
                                            Professor of Biochemistry

         --------------------------         ---------------------------
         Date                               Date